                                AMENDMENT NO. 1
                                       TO
                            PARTICIPATION AGREEMENT


         Amendment, dated as of December 9, 1997 ("Amendment"), to Participation Agreement dated as of April 14, 1997 ("Original Agreement") by and among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (collectively, the "Parties").

         The Parties hereby agree that Schedule B to the Original Agreement is replaced in its entirety by the schedule attached hereto entitled "Schedule B".

         Except as modified and amended hereby, the Original Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above set forth.

EQ ADVISORS TRUST                           THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES

By:   /s/ Peter D. Noris                    By:   /s/ Peter D. Noris
      -----------------------------             -------------------------------
            Name:  Peter D. Noris                        Name:   Peter D. Noris
            Title:  President and Trustee                Title:   Executive Vice President
                                                           and Chief Investment Officer


EQUITABLE DISTRIBUTORS, INC.                EQ FINANCIAL CONSULTANTS, INC.

By:  /s/ Peter D. Noris                     By:      /s/ Peter D. Noris
     _____________________________               _____________________________
          Name:  Jerome S. Golden                       Name:  Michael S. Martin
          Title:   Chairman of the Board                Title:  Chairman of the Board
                                                           and Chief Executive Officer

                                   SCHEDULE B
                                       TO
                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT


                       DESIGNATED PORTFOLIOS AND CLASSES

                                 Portfolios of
                               EQ Advisors Trust
                               -----------------

T. Rowe Price International Stock Portfolio            Warburg Pincus Small Company Value
               Class IA Shares                                     Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares

T. Rowe Price Equity Income Portfolio                  Merrill Lynch World Strategy Portfolio
               Class IA Shares                                     Class IA Shares
               Class IB Shares                                     Class IB Shares

EQ/Putnam Growth & Income Value Portfolio              Merrill Lynch Basic Value Equity
               Class IA Shares                                     Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares
EQ/Putnam International Equity Portfolio
               Class IA Shares                         Lazard Large Cap Value Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares
EQ/Putnam Investors Growth Portfolio
               Class IA Shares                         Lazard Small Cap Value Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares
EQ/Putnam Balanced Portfolio
               Class IA Shares                         JPM Core Bond Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares
MFS Research Portfolio
               Class IA Shares                         BT Small Company Index Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares
MFS Emerging Growth Companies Portfolio
               Class IA Shares                         BT International Equity Index Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares
Morgan Stanley Emerging Markets Equity Portfolio

               Class IA Shares                         BT Equity 500 Index Portfolio
               Class IB Shares                                     Class IA Shares
                                                                   Class IB Shares